UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2007

Golden Eagle International, Inc.
(Name of small business issuer as specified in its charter)

Colorado	0-23726	84-1116515
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

9661 South 700 East, Salt Lake City, Utah 84070
Address of principal executive offices

801-619-9320
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2007, at a special meeting of shareholders held in Salt Lake City, Utah the Company’s shareholders approved an amendment to our Articles of Incorporation to increase the Company’s authorized common stock from 800,000,000 shares to 2,000,000,000 shares. On September 18, 2007 we filed Articles of Amendment to our Articles of Incorporation increasing our authorized common stock with the Colorado Secretary of State, which amendment became effective immediately. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1. The amendment does not affect the number of authorized shares of preferred stock and was disclosed in our proxy statement for that meeting.

Item 8.01 - Other Events

At the September 14, 2007 special meeting of shareholders, two proposals were submitted to the shareholders for approval as set forth in our definitive proxy statement dated August 10, 2007:

1.
An amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from eight hundred million (800,000,000) shares to two billion (2,000,000,000) shares (as described in Item 5.03, above).

2.	To ratify the appointment of Chisholm, Bierwolf & Nilson as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.

There was no solicitation contrary to Golden Eagle International’s proxy statement.

As of the record date, August 2, 2007, there were 789,999,990 shares of our common stock issued and outstanding, and 3,425,963 shares of our Series B Contingent Convertible Preferred Stock issued and outstanding. The holders of record of 437,162,924 shares of Common Stock were present in person or represented by proxy at the meeting. Additionally, the holders of record of shares of Series B Contingent Convertible Preferred Stock entitled to 3,314,918 were present in person or represented by proxy at the meeting, which constituted a quorum. (Each share of the Series B Contingent Convertible Preferred Stock is entitled to 250 votes, and are further entitled to vote with the common stock on all matters presented for shareholder approval.) The votes present at the meeting represented approximately 77% of the votes attributable to shares of voting stock outstanding and entitled to vote at the meeting.

At the meeting, the shareholders approved both proposals, with the votes being cast as follows:

	For	Against	Abstain
Amendment to Increase Authorized Capital	1,185,524,537	58,001,942	22,366,165

Ratification of Chisholm, Bierwolf & Nilson for the year ended December 31, 2006	1,231,609,483	9,032,430	25,250,731

Item 9.01  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

3.1 Articles of Amendment filed with the Colorado Secretary of State on September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of September, 2007.

Golden Eagle International, Inc.

By:	/s/ Terry C. Turner
Terry C. Turner,
President and Chief Executive Officer